Filed Pursuant to Rule 497(e)

Securities Act File No. 333-238109

GABELLI ETFS TRUST (the “Trust”)

Gabelli Growth Innovators ETF (the “Growth Innovators Fund”)

Supplement dated July 5, 2022 to the

Fund’s Summary Prospectus (“Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated February 11, 2021, as supplemented

Mr. Christopher D. Ward, CFA, will no longer be serving as a portfolio manager of the Growth Innovators Fund. As a result, effective immediately, all references to Mr. Ward as portfolio manager of the Growth Innovators Fund in the Summary Prospectus, Prospectus and SAI, are deleted.

Please retain this Supplement with your Prospectus for future reference.